UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):  December 17, 1998



                              JACK HENRY & ASSOCIATES, INC.
             (Exact name of Registrant as specified in its Charter)



      Delaware                  0-14112                          43-1128385

(State or other jurisdiction  (Commission File Number)     (IRS Employer
      of Incorporation)                                    Identification No.)


                 663 Highway 60, P.O. Box 807, Monett, MO 65708
               (Address of principal executive offices)(zip code)


      Registrant's telephone number, including area code:   (417) 235-6652










ITEM 2.     ACQUISITION OR DISPOSITION ASSETS.

(a) On August 18, 1998, Jack Henry & Associates, Inc., a Delaware corporation (the Registrant ), entered into a definitive Agreement and Plan of Merger (the Merger Agreement ) providing for the merger (the Merger ) of Peerless Acquisition Corp., a Delaware corporation and wholly owned subsidiary of the Registrant ( Sub ), with and into Peerless Group, Inc., a Delaware corporation ( Peerless ). The Merger was effected on December 16, 1998 (the Effective Time ), pursuant to a Certificate of Merger (the
       Certificate of Merger ) filed by Peerless with the Secretary of State of the State of Delaware. Upon the Effective Time of the Merger, each outstanding share of the Common Stock, $.01 par value, of Peerless
      ( Peerless Common Stock ), other than shares held in the treasury of Peerless or owned by Sub, the Registrant or any wholly-owned subsidiary of Peerless or the Registrant, were converted into the right to receive
      0.16145 (the Conversion Ratio ) of a share of the Common Stock, $.01 par value, of the Registrant ( Registrant Common Stock ), and each outstanding option or warrant to purchase Peerless Common Stock was assumed by the Registrant and became an option or right to purchase Registrant Common Stock, with appropriate adjustments to be made to the number of shares issuable thereunder and the exercise price thereof based on the Conversion Ratio.

      The Conversion Ratio was determined by assigning a $7.25 value per share to Peerless Common Stock and dividing that value by the Pre-Announcement Average Price of Registrant Common Stock. The Pre-Announcement Average Price is the average of the last sale price per share of Registrant Common Stock during the three consecutive trading days prior to the public announcement of the Merger on August 19, 1998. The Pre-Announcement Average Price used to determine the Conversion Ratio is $44.91.

      There were no material relationships between Peerless and the Registrant or any of its affiliates, directors, executive officers or associates of any such directors or executive officers. The basic terms of the Merger Agreement, and the relationships between the Registrant and Peerless and their respective directors and executive officers, were described in the Proxy Statement/Prospectus dated November 10, 1998 filed in connection with Registrant s Registration Statement on Form S-4 (No. 333-66185), which is incorporated herein by reference.

      The acquisition by Registrant of Peerless Common Stock pursuant to the Merger Agreement is deemed the indirect acquisition of the assets of Peerless represented thereby, including Peerless equipment and other physical property. Peerless assets consist mainly of cash, receivables, inventory, property and equipment, and other tangible and intangible assets.

      The Merger is intended to be a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended, and is intended to be treated as a pooling of interests for financial reporting purposes in accordance with generally accepted accounting principles.

(b) The assets of Peerless were used, prior to the Effective Time of the Merger, for the design, development, installation and support of integrated information systems, including proprietary computer software and third party software and hardware, for community banks and credit unions in the United States and Canada, a use which the Registrant intends to continue immediately following the Merger.


ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

      The following financial statements and exhibits are filed as part of this report, where indicated.

(a) Financial Statements of business acquired, prepared pursuant to Rule 3.05 of Regulation S-X:

      The financial statements of the business acquired are not included herein. Such information will be filed by amendment on or before March 1, 1999.

(b) Pro forma financial information required pursuant to Article 11 of Regulation S-X:

      The pro forma financial information is unavailable as of the date of this filing. Such information will be filed on or before March 1, 1999.

(c)   Exhibits in accordance with Item 601 of Regulation S-K:

      2.1 Agreement and Plan of Merger, dated as of August 18, 1998, by and among Jack Henry and Associates, Inc., a Delaware corporation, Peerless Group, Inc., a Delaware corporation, and Peerless Acquisition Corp., a Delaware corporation.

            Incorporated by reference to the Registrant s Amendment No. 1 to the Registration Statement on Form S-4 (File No. 333-66185) filed with the Securities and Exchange Commission on November 10, 1998.

      2.2 Certificate of Merger by and between Peerless Acquisition Corp., a Delaware corporation, and Peerless Group, Inc., a Delaware corporation, dated as of December 16, 1998.





                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  December 17, 1998                        JACK HENRY & ASSOCIATES, INC.
                                                      (Registrant)

                                          By: /s/ Michael E. Henry

                                              Michael E. Henry
                                              Chairman of the Board


                                   EXHIBIT 2.2


                              CERTIFICATE OF MERGER

                                     MERGING

                           PEERLESS ACQUISITION CORP.
                             A DELAWARE CORPORATION

                                  WITH AND INTO

                              PEERLESS GROUP, INC.
                             A DELAWARE CORPORATION

                             ______________________

      Pursuant to Section 251 of the General Corporation Law of the State of Delaware, Peerless Group, Inc., a Delaware corporation ( Peerless ), does hereby certify as follows:

      FIRST: Each of the constituent corporations, Peerless and Peerless Acquisition Corp. ( Sub ), is a corporation duly organized and existing under the laws of the State of Delaware.

      SECOND: An Agreement and Plan of Merger (the Merger Agreement ), dated August 18, 1998, among Jack Henry & Associates, Inc., a corporation organized under the laws of the State of Delaware, Sub and Peerless, setting forth the terms and conditions of the merger of Sub with and into Peerless (the Merger ), has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with Section 251 of the Delaware General Corporation Law.

      THIRD:  Peerless shall be the surviving corporation in the Merger (the
       Surviving Corporation ). The name of the Surviving Corporation shall be Peerless Group, Inc.

      FOURTH: The Certificate of Incorporation of the Surviving Corporation is amended to read in its entirety as set forth in Exhibit A hereto.

      FIFTH: An executed copy of the Merger Agreement is on file at the principal place of business of the Surviving Corporation at the following address:

                  Peerless Group, Inc.
                  663 Highway 60
                  Monett, Missouri  65708

      SIXTH: A copy of the Merger Agreement will be furnished by the Surviving Corporation, on request and without cost, to any stockholder of any constituent corporation.

      SEVENTH: The Merger shall become effective upon the filing of this Certificate of Merger with the Secretary of State of the State of Delaware.

      IN WITNESS WHEREOF, Peerless has caused this Certificate of Merger to be executed in its corporate name as of the 16th day of December, 1998.


                                          PEERLESS GROUP, INC.



                                    By:   /s/ Michael E. Henry
                                              Michael E. Henry, Chairman and
                                              Chief Executive Officer



                                    EXHIBIT A

                      RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                              PEERLESS GROUP, INC.

      FIRST: The name of the corporation is Peerless Group, Inc.

      SECOND: Its Registered Office in the State of Delaware is to be located at 1209 Orange Street, in the City of Wilmington, County of New Castle, 19801. The Registered Agent in charge thereof is The Corporation Trust Company.

      THIRD: The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

      FOURTH: The amount of the total authorized capital stock of this corporation is One Thousand and No/100 Dollars ($1,000.00) divided into One Hundred Thousand (100,000) shares of Common Stock of One Cent ($.01) each.

      FIFTH:   A director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director except for liability (i) for any breach of the director s duty of loyalty to the corporation or its stockholders;
      (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived any improper personal benefit. If the Delaware General Corporation Law is amended after the filing of the Certificate of Incorporation of which this Article is a part, to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended. Any amendment, modification or repeal of the foregoing sentence shall not adversely affect any right or protection of a director of the corporation hereunder in respect of any act or omission occurring prior to the time of such amendment, modification or repeal.

      SIXTH:   The corporation reserves the right at any time, and from time to time, to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, and other provisions authorized by the laws of the State of Delaware, in the manner now or hereafter prescribed by law; and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to this Certificate of Incorporation in its present form or as hereafter amended or granted subject to the rights reserved in this Article.

      SEVENTH:   The number of directors shall be fixed by or shall otherwise be determined in the manner provided in the Bylaws of the corporation.

      EIGHTH: The Board of Directors of the corporation shall have the power to make, alter, amend or repeal Bylaws for the corporation from time to time.

      NINTH: The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit, or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise to the fullest extent permitted by the laws of the State of Delaware.

      The corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit, or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that such person is or was an employee or agent of the corporation, or is or was serving at the request of the corporation as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise to the fullest extent permitted by the laws of the State of Delaware.